EXHIBIT 10.1

AMENDMENT AGREEMENT
Dated 26 August, 2016

between
SYNNEX INFOTEC CORPORATION
as the Company

SYNNEX CORPORATION
as the Guarantor
with
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
acting as Agent

AND THE FINANCIAL INSTITUTIONS PARTY HERETO AS LENDERS

CONTENTS

CLAUSE		PAGE
1	DEFINITINONS AND INTERPRETATION	1
2	SCOPE OF AMENDMENT	1
3	AMENDMENT	1
4	EFFECTIVENESS	2
5	CONSENT OF TFE GUARANTOR.	2
6	REPRESENTATIONS AND WARRANTIES	2
7	MISCELLANEOUS.	2
8	EFFECT OF AGREEMENT.	3
9	COSTS AND EXPENSES.	3
10	COUNTERPARTS	3
11	GOVERNING LAW	3
12	ENFORCEMENT	3

THIS AMENDMENT is dated 26 August 2016 and made between:

(1)	SYNNEX INFOTEC CORPORATION as borrower (the "Company");

(2)	SYNNEX CORPORATION, a Delaware corporation, as guarantor (the "Guarantor");

(3)	THE FINANCIAL INSTITUTIONS party hereto as lenders (the "Lenders"); and

(4)	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. as agent of the other Finance Parties (the "Agent").

RECITALS:
A.    Reference is made to that certain JPY14,000,000,000 Facility Agreement dated 25 November 2015 ( the “Facility Agreement”) among, inter alia, the Company, the Guarantor, the Lenders and the Agent.
B.    The Company has requested by amendment request letter dated 12 August, 2016 that the Agent and Lenders amend the Company’s compliance with the Fixed Charge Coverage Ratio under Section 20.1(b) of the Facility Agreement (the “Amendment Request”) for each Quarter Date commencing on 31 August 2016 until and including the Quarter Date falling on 31 August, 2017 (the “Amendment Period”).
C.    As a condition to the Majority Lender’s consent to the Amendment Request, the Company has agreed to maintain at all times during the Amendment Period, a minimum liquidity of at least JPY2,500,000,000, by amendment to the Facility Agreement in accordance with Section 3 hereof.
D.    Subject to the terms and conditions set forth below, the Agent and the Lenders are willing to consent to the Amendment Request and to amend the Facility Agreement as set forth herein.
IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Amendment, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Facility Agreement

1.2	Construction
Sections 1.2, 1.3 and 1.4 of the Facility Agreement are hereby incorporated by reference.

2.	SCOPE OF AMENDMENT
Amendment to the Facility Agreement is strictly limited to the extent specifically set forth herein and no other terms, covenants or provisions of the Facility Agreement are intended to be changed or amended hereby.

3.	AMENDMENT
Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Facility Agreement is hereby amended by:

(a)	amending paragraph (b) in Section 20.1 (Financial condition) by inserting the following new language at the end of the existing paragraph:
“provided that, during the period commencing 31 August 2016 to and including 31 August 2017, the Fixed Charge Coverage Ratio may be less than 1.10 if the Company satisfies the requirements of paragraph (c) below.”

(b)	inserting a new paragraph (c) in Section 20.1 (Financial condition) as follows:
“(c)    during the period commencing 31 August 2016 to and including 31 August 2017, the sum of (A) the Company’s cash, and (B) the Available Facility of Facility B shall at all times be an amount no less than JPY2,500,000,000.”
The amendments to the Facility Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Facility Agreement or any other Finance Document are intended to be affected hereby.

4.	EFFECTIVENESS
This Amendment and the consent and amendments contained herein shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Amendment Effective Date”):

(a)	the Agent’s receipt of duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Company, the Guarantor, the Lenders and the Agent;

(b)	the Company shall have paid all fees and expenses required to be paid to Agent in accordance with Section 9 hereof incurred in connection with providing this Amendment; and

(c)	No Default or Event of Default has occurred and is continuing, or resulted from the consummation of the transactions contemplated by this Amendment.

5.	CONSENT OF THE GUARANTOR.
The Guarantor hereby consents to and acknowledges the consent and amendments contained herein and confirms and ratifies its guarantee of the Company’s obligations under Section 17 of the Facility Agreement.

6.	REPRESENTATIONS AND WARRANTIES
The representations and warranties of each Obligor contained in Section 18 of the Facility Agreement are true and correct in all respects on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

7.	MISCELLANEOUS.
This Amendment is a Finance Document executed pursuant to the Facility Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

8.	EFFECT OF AGREEMENT.

(a)	The Facility Agreement, as specifically amended or otherwise modified by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(b)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Facility Agreement, nor constitute a waiver of any provision of the Facility Agreement or any other Finance Document.

9.	COSTS AND EXPENSES.
On the Amendment Effective Date, the Company shall pay:

(a)	to the Agent (for the account of the Lenders) an amendment fee in the amount agreed in a Fee Letter; and

(b)
all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 16.2 of the Facility Agreement.

10.	COUNTERPARTS
Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

11.	GOVERNING LAW
This Amendment is governed by Japanese law.

12.	ENFORCEMENT

12.1	Jurisdiction

(a)
The Tokyo District Court shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Amendment (including a dispute regarding the existence, validity or termination of this Amendment) (a "Dispute").

(b)	The Parties agree that the Tokyo District Court is the most appropriate and convenient court to settle Disputes and accordingly no Party will argue to the contrary.

(c)
This Clause 12.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

This Amendment has been entered into on the date stated at the beginning of this Amendment.

The Company

Address:	Tokyo East 21 Business Center 2F 6-3-1, Toyo Koto-ku, Tokyo 135-8559 Japan
Fax No:	81-3-5665-8530
Attention:	Yoshitake Matsumoto Representative Director
By: /s/ Simon Y. Leung Simon Y. Leung Director

The Guarantor

Address:	44201 Nobel Drive Fremont, California 94538 United States of America
Fax No:	1-510-668-3707
Attention:	Chief Financial Officer and General Counsel
By: /s/ Simon Y. Leung Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

The Lenders

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
By: /s/

The Lenders

Sumitomo Mitsui Banking Corporation
By: /s/

The Lenders

Mizuho Bank, Ltd.
By: /s/

The Agent
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
By: /s/

Address:	JP Tower, 7-2, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-0005, Japan
Fax No:	+81-3-5252-5941
Attention:	Financial Solutions Division, Administration Office

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